As filed with the Securities and Exchange Commission on March ___. 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2012

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

2012 was a year of mixed results on the economic front, but generally good investment returns as measured by the S&P 500 Index. Europe made some progress on their sovereign debt issues, Chinese growth bottomed, and the direction of politics in the U.S. has clarified somewhat. We presented our thoughts on these topics at our December 6 seminar; an archive is available on our website.

A brief review follows:

The U.S. economy continued to expand, but at a modest rate. Consumer spending is growing moderately at a 2%-3% annual rate; consumer saving is about 3%-4% of income. Consumer confidence has improved since 2009, but is still at the subdued levels seen during prior recessions. Gasoline consumption has declined 5% since 2006, after climbing steadily for years prior to that. Housing prices and new construction have begun to recover and car sales are approaching “normal” levels.

Business investment and hiring remain subdued as businesses await clarification of the rules on taxes, regulation, and government policy. (Shortly after the president signed into law the new tax rates — and we thought rates were set for the foreseeable future — he put further increases back on the table when discussing the debt ceiling.) Business and commercial borrowing are picking up a little. Bank health continues to improve.

The Federal Reserve continues to hold interest rates at artificially low levels with Treasury yields as far out as the ten year still negative on an inflation-adjusted (real) basis, squeezing the returns to retirees and pension funds and prompting anyone focused on income to look for it in unfamiliar places. The Fed’s balance sheet is no longer growing. The remaining big question in the U.S. is whether we contain government spending, which has been shown to lower economic growth. A major problem is that many think government spending enhances economic growth.

Commodity prices have leveled off, but remain quite volatile. In the energy markets, there remains a huge spread between the price of crude oil and natural gas. In early 2012, the fuel cost of natural gas fell below that of coal, causing many power plants to shift consumption to natural gas. We expect these fuels to remain competitive for the foreseeable future. Increased U.S. and Canadian oil production has also opened up large spreads between the price of North American crude oil and global crude oil. Historically, the price of West Texas Intermediate Crude (North America) has tracked closely the price of Brent Crude (North Sea, a global price). The average price of Brent Crude in 2012 was $112 per barrel; the average price of West Texas Intermediate Crude in 2012 was $94 per barrel, a 16% discount; and the average price in 2012 of a barrel of Western Canadian Crude was $74, a 33% discount to Brent Crude Oil. Until infrastructure is built to lower the cost of moving Canadian and U.S. oil, we expect these differentials to remain to the advantage of consumers of North American oil.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

While the recent rise in tax rates (and FICA taxes) will serve as a drag on the U.S. economy, we expect the U.S. to avoid recession with modest growth.

In Europe, the crisis of sovereign debt seems to have peaked in the near term, but much of the continent is reentering recession, and non-performing loans are rising rapidly in Spain and Italy. We think the probability of Europe’s problems threatening the viability of the U.S.-based international banks has lessened for now, but we continue to keep a sharp eye on European banks and sovereign interest rates.

China appears to have achieved its goal of containing inflation by slowing the economy and is likely to resume Gross Domestic Product (GDP) growth, but at a slower than historic rate and with a focus on the consumer.

During early 2012, we held more than normal cash reserves and remained focused on large, U.S- based companies with strong balance sheets and cash flows. As some of the above-mentioned issues were clarified, we invested most of the cash, some of it in smaller companies.

Our resulting performance, while trailing the S&P 500 Index for the full year, has tracked a bit above it in recent months. (See our performance results as of 12/31/12 in the table on page 4.) We continue to seek good companies at modest prices.

Ronald H. Muhlenkamp

President
February 2012

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. An investment cannot be made directly in an index.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
Average Annual Total Returns (Unaudited)
as of December 31, 2012

	One	Three	Five	Ten	Fifteen	Since
Muhlenkamp Fund	Year	Year	Year	Year	Year	Inception*
Return Before Taxes	12.52%	4.39%	–2.27%	5.25%	5.08%	9.37%
Return After Taxes on Distributions**	10.94%	3.89%	–2.56%	4.78%	4.67%	8.93%
Return After Taxes on Distributions and Sale of Fund Shares**	10.21%	3.75%	–1.92%	4.63%	4.48%	8.55%
S&P 500***	16.00%	10.87%	1.66%	7.10%	4.47%	9.37%
Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

The calculation for the One Year “Return After Taxes on Distributions and Sale of Fund Shares” assumes the following:
	1.	You bought shares of the Fund at the price on December 31, 2011.
	2.	You received dividends (and income distributions) at year end, and paid a 15% tax on these dividends on the payable date.
	3.	You reinvested the rest of the dividend when received, increasing your cost basis for tax purposes.
	4.	You sold the entire position on December 31, 2012 and paid tax on ordinary income at a tax rate of 35%.
***
The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)

	Total Return %		Cumulative Return %
Period Ending	Muhlenkamp Fund	S&P 500 Index	Muhlenkamp Fund	S&P 500 Index
12/31/03	48.1	28.7	48.1	28.7
12/31/04	24.5	10.9	84.4	42.7
12/31/05	7.9	4.9	98.9	49.7
12/31/06	4.1	15.8	107.0	73.3
12/31/07	-9.7	5.5	87.0	82.9
12/31/08	-40.4	-37.0	11.5	15.2
12/31/09	31.5	26.5	46.6	45.7
12/31/10	6.1	15.1	55.6	67.6
12/31/11	-4.7	2.1	48.2	71.2
12/31/12	12.5	16.0	66.8	98.6

A Hypothetical $10,000 Investment in the Muhlenkamp Fund

Period Ended

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. An investment cannot be made directly in an index. This chart assumes an initial gross investment of $10,000 made on 12/31/02. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
EXPENSE EXAMPLE
December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual Retirement Accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. For any direct registered shareholder of the Fund having an IRA balance exceeding $50,000, the amount of such IRA annual maintenance fee will be a Fund expense. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
EXPENSE EXAMPLE (Continued)
December 31, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/12	12/31/12	7/1/12 – 12/31/12*
Actual	$1,000.00	$1,063.10	$6.53
Hypothetical
(5% return before expenses)	1,000.00	1,018.80	6.39

* Expenses are equal to the Fund’s annualized expense ratio of 1.26% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2012

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENT OF ASSETS & LIABILITIES
December 31, 2012

ASSETS
INVESTMENTS, AT VALUE (Cost $360,910,822)	$429,731,398
CASH	4,079,643
RECEIVABLE FOR FUND SHARES SOLD	38,165
DIVIDENDS RECEIVABLE	442,379
OTHER ASSETS	82,673
Total assets	434,374,258

LIABILITIES
WRITTEN OPTIONS, AT VALUE (Premiums received $1,679,387)	5,600,272
PAYABLE FOR FUND SHARES REDEEMED	927,554
PAYABLE TO ADVISER	370,537
ACCRUED EXPENSES AND OTHER LIABILITIES	177,140
Total liabilities	7,075,503
NET ASSETS	$427,298,755

NET ASSETS
PAID IN CAPITAL	$362,675,688
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	—
ACCUMULATED UNDISTRIBUTED NET REALIZED LOSS ON INVESTMENTS SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR CLOSED	(276,624)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	68,820,576
Written option contracts	(3,920,885)
NET ASSETS	$427,298,755
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, $0.01 par value)	8,182,953
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$52.22

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $59,250)		$8,521,438
Total investment income		8,521,438
EXPENSES:
Investment advisory fees	$4,684,724
Shareholder servicing and accounting costs	429,850
Administration fees	318,783
Trustees’ fees and expenses	118,000
Legal fees	101,896
Insurance fees	99,663
Reports to shareholders	71,149
Federal & state registration fees	34,436
Custody fees	26,358
Auditor fees	21,000
Other	6,700
Interest expense	1,256
Total operating expenses before expense reductions	5,913,815
Expense reductions (see Note 9)	(26,020)
Total expenses		5,887,795
NET INVESTMENT INCOME		2,633,643
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments sold	35,356,882
Written option contracts expired or closed	1,823,672
		37,180,554
Change in unrealized appreciation (depreciation) on:
Investments	21,085,376
Written option contracts	(4,069,869)
		17,015,507
Net realized and unrealized gain on investments		54,196,061
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$56,829,704

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$2,633,643	$561,524
Net realized gains on investments sold and written option contracts expired or closed	37,180,554	410,963
Change in unrealized appreciation (depreciation) on investments and written option contracts	17,015,507	(25,283,824)
Net increase (decrease) in net assets resulting from operations	56,829,704	(24,311,337)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,113,081	20,471,994
Dividends reinvested	37,987,220	539,954
Cost of shares redeemed	(134,823,772)	(150,048,876)
Net decrease in net assets resulting from capital share transactions	(76,723,471)	(129,036,928)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,645,281)	(560,970)
From realized gains	(37,412,601)	—
Net decrease in net assets resulting from distributions to shareholders	(40,057,882)	(560,970)
Total decrease in net assets	(59,951,649)	(153,909,235)
NET ASSETS:
Beginning of year	487,250,404	641,159,639
End of year	$427,298,755	$487,250,404
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$554

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF YEAR	$51.19	$53.80	$50.69	$38.60	$65.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.35	0.06	(0.04)	0.07	0.17
Net realized and unrealized gains (losses) on investments	6.01	(2.61)	3.15	12.09	(26.43)
Total from investment operations	6.36	(2.55)	3.11	12.16	(26.26)
LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.06)	—	(0.07)	(0.14)
From realized gains	(4.98)	—	—	—	—
Total distributions	(5.33)	(0.06)	—	(0.07)	(0.14)
NET ASSET VALUE, END OF YEAR	$52.22	$51.19	$53.80	$50.69	$38.60

TOTAL RETURN	12.52%	-4.74%	6.14%	31.49%	-40.39%
NET ASSETS, END OF YEAR (in millions)	$427	$487	$641	$716	$608
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS(2)	1.26%	1.25%	1.24%	1.25%	1.18%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.56%	0.10%	(0.08)%	0.15%	0.28%
PORTFOLIO TURNOVER RATE	38.09%	42.51%	75.49%	64.78%	39.88%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)
The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 were 1.26%, 1.25%, 1.24%, 1.26%, and 1.18% respectively (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS
December 31, 2012

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 98.5%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc.	393,229	$1,352,708
Airlines — 1.6%
Allegiant Travel Company	91,200	6,694,992
Auto Components — 1.1%
American Axle & Manufacturing Holdings, Inc. (a)	300,000	3,360,000
Fuel Systems Solutions, Inc. (a)	79,988	1,175,824
		4,535,824
Automobiles — 2.4%
Ford Motor Company	789,000	10,217,550
Biotechnology — 3.0%
Celgene Corporation (a)	165,000	12,988,800
Capital Markets — 4.3%
State Street Corporation	390,568	18,360,602
Commercial Banks — 1.4%
PNC Financial Services Group, Inc.	100,000	5,831,000
Computers & Peripherals — 1.1%
Apple Inc.	8,630	4,600,049
Diversified Financial Services — 7.0%
Citigroup Inc.	300,000	11,868,000
JPMorgan Chase & Co.	407,000	17,895,790
		29,763,790
Electronic Equipment, Instruments & Components — 2.3%
Corning, Inc.	742,000	9,364,040
Universal Display Corporation (a)	20,000	512,400
		9,876,440
Energy Equipment & Services — 4.3%
C&J Energy Services, Inc. (a)	100,000	2,144,000
Halliburton Company	407,000	14,118,830
Helix Energy Solutions Group, Inc. (a)	100,200	2,068,128
		18,330,958
Health Care Equipment & Supplies — 4.7%
Covidien PLC (b)	345,000	19,920,300
Household Durables — 2.6%
KB Home (c)	190,000	3,002,000
PulteGroup, Inc. (a)(c)	399,000	7,245,840
Stanley Furniture Co., Inc. (a)	220,800	993,600
		11,241,440

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2012

Name of Issuer or Title of Issue	Shares	Value
Industrial Conglomerates — 2.6%
General Electric Company	535,000	$11,229,650
Insurance — 13.0%
Aflac, Inc.	225,000	11,952,000
American International Group, Inc. (a)	375,000	13,237,500
Berkshire Hathaway, Inc. — Class B (a)	143,500	12,871,950
Lincoln National Corporation	300,000	7,770,000
MetLife, Inc.	300,000	9,882,000
		55,713,450
Internet Software & Services — 1.3%
Yahoo! Inc. (a)	285,000	5,671,500
IT Services — 5.4%
Alliance Data Systems Corporation (a)	160,000	23,161,600
Life Sciences Tools & Services — 2.2%
Life Technologies Corporation (a)	195,000	9,570,600
Machinery — 3.7%
Terex Corporation (a)(c)	91,600	2,574,876
Westport Innovations, Inc. (a)(b)	500,000	13,355,000
		15,929,876
Oil, Gas & Consumable Fuels — 3.8%
Clean Energy Fuels Corporation (a)	335,000	4,170,750
Rex Energy Corporation (a)	748,925	9,751,003
SandRidge Energy, Inc. (a)(c)	330,000	2,095,500
		16,017,253
Pharmaceuticals — 2.3%
Novogen Limited — ADR (a)	17,914	120,740
Teva Pharmaceutical Industries Ltd. — ADR	265,000	9,895,100
		10,015,840
Semiconductors & Semiconductor Equipment — 6.0%
Cypress Semiconductor Corporation	275,000	2,981,000
Intel Corporation	966,000	19,928,580
Lattice Semiconductor Corporation (a)	667,300	2,662,527
		25,572,107
Software — 8.1%
Microsoft Corporation	790,000	21,116,700
Oracle Corporation	400,000	13,328,000
		34,444,700
Specialty Retail — 6.3%
Asbury Automotive Group, Inc. (a)	200,000	6,406,000
Sonic Automotive, Inc. — Class A	982,500	20,524,425
		26,930,425

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2012

Name of Issuer or Title of Issue	Shares	Value
Tobacco — 5.7%
Philip Morris International, Inc.	290,580	$24,304,111
Trading Companies & Distributors — 2.0%
Rush Enterprises, Inc. — Class A (a)	379,907	7,852,678
Rush Enterprises, Inc. — Class B (a)	41,407	716,755
		8,569,433
Total Common Stocks
(Cost $353,259,397)		420,844,998
EXCHANGE-TRADED FUNDS — 1.7%
iShares FTSE China 25 Index Fund	180,000	7,286,400
Total Exchange-Traded Funds
(Cost $6,409,332)		7,286,400

	Contracts
	(100 Shares
	Per Contract)
PURCHASED CALL OPTIONS — 0.4%
Morgan Stanley
Expiration January 2014,
Exercise Price $17.00	4,000	1,600,000
Total Purchased Call Options
(Cost $1,242,093)		1,600,000
TOTAL INVESTMENTS (Cost $360,910,822) — 100.6%		429,731,398
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(2,432,643)
TOTAL NET ASSETS — 100.0%		$427,298,755

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign company.
(c)	Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on December 31, 2012 was $13,648,216.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
SCHEDULE OF WRITTEN OPTIONS
December 31, 2012

	Contracts
Name of Issuer or Title of Issue	(100 Shares Per Contract)	Value
WRITTEN CALL OPTIONS — (1.3)%
KB Home
Expiration January 2014, Exercise Price $10.00	1,900	$1,225,500
PulteGroup, Inc.
Expiration January 2013, Exercise Price $7.50	1,800	1,890,000
Expiration January 2014, Exercise Price $10.00	1,000	875,000
Expiration January 2015, Exercise Price $17.00	1,190	642,600
SandRidge Energy, Inc.
Expiration January 2014, Exercise Price $10.00	1,300	58,500
Terex Corporation
Expiration January 2013, Exercise Price $17.50	916	908,672
Total Written Call Options
(Premiums received $1,679,387)		$5,600,272

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2012

1. ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Stocks, bonds, exchange-traded funds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Valuation Committee, comprising personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. For each applicable investment that is fair valued, the Valuation Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

Additionally, the Fund’s investments will be valued at fair value by the Valuation Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

The Fund performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$420,844,998	$—	$—	$420,844,998
Exchange-Traded Funds	7,286,400	—	—	7,286,400
Purchased Call Option Contracts	1,600,000	—	—	1,600,000
Total Investments in Securities	$429,731,398	$—	$—	$429,731,398
Written Call Option Contracts	$4,725,272	$875,000	$—	$5,600,272

*	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

The Fund did not have any Level 3 investments at the beginning or end of the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to record transfers at the end of the reporting period.

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

e.
Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2012, or for any other tax years which are open for exam. As of December 31, 2012, open tax years include the tax years ended December 31, 2009 through 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

f.
Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

As of December 31, 2012, the Fund held written option contracts as hedging instruments. Written option contracts are a liability on the Statement of Assets and Liabilities with a fair value of $5,600,272 and premiums received of $1,679,387. On the Statement of Operations, there is a realized gain of $1,823,672 and a change in unrealized depreciation of $(4,069,869) for written option contracts. Written call options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantee the options against default. See Note 6 for additional disclosure related to transactions in written option contracts during the year.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. As of December 31, 2011, there were 2,000 purchased option contracts outstanding, and during the year ended December 31, 2012, 4,000 option contracts were purchased for a total of 6,000 option contracts. 2,000 purchased options contracts were exercised, leaving 4,000 purchased option contracts outstanding as of December 31, 2012. Purchased options are included in investments of the Statement of Assets and Liabilities with a fair value of $1,600,000 and a cost of $1,242,093. On the Statement of Operations, there is no realized gain or loss recognized. In addition, there is a change in unrealized appreciation of $361,427 for purchased options, which is included in the change in unrealized appreciation on investments.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Company, Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. For the year ended December 31, 2012, U.S. Bancorp Fund Services received $722,613 related to such services. U.S. Bank, N.A. serves as custodian for the Fund and received $26,358.

4. LINE OF CREDIT
The Fund has established an unsecured Line of Credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 30, 2013, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $26 million, 5% of the gross market value of the Fund, or 33.33% of the value of unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate, which was 3.25% as of December 31, 2012 (the weighted average rate of 3.25% was paid on the loan during the year). Average borrowings during the year were $36,926. At December 31, 2012, there were no borrowings by the Fund outstanding under the LOC.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

5. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Shares outstanding, beginning of year	9,517,969	11,917,713
Shares sold	360,105	378,138
Dividends reinvested	734,052	10,579
Shares redeemed	(2,429,173)	(2,788,461)
Shares outstanding, end of year	8,182,953	9,517,969

6. WRITTEN OPTION CONTRACTS
The number of written option contracts and the premiums received by the Fund during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of year	4,000	$841,984
Options written	24,890	5,198,137
Options closed	(11,315)	(2,682,845)
Options exercised	(6,467)	(1,153,894)
Options expired	(3,002)	(523,995)
Options outstanding, end of year	8,106	$1,679,387

7. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2012, were as follows:

Purchases		Sales
U.S Government	Other	U.S Government	Other
$—	$166,222,172	$—	$233,748,456

8. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryover. The Fund utilized $32,236 of capital loss carry forward in the year ended December 31, 2012. As of December 31, 2012, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$361,195,219
Gross tax unrealized appreciation	$91,548,269
Gross tax unrealized depreciation	(23,012,090)
Net unrealized appreciation	$68,536,179
Undistributed ordinary income	$437,789
Undistributed long term capital gains	—
Total distributable earnings	$437,789
Other accumulated losses	(4,350,901)
Total accumulated gain	$64,623,067

The difference between book-basis and tax-basis of investments is attributable primarily to the tax deferral of losses on wash sales.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$6,341,907	$560,970
Long-term capital gain	33,715,975	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2012.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2012

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$11,084	$(11,084)	—

9. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the year ended December 31, 2012, the Fund’s expenses were reduced $26,020 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2011, resulting in a decrease in the expenses being charged to shareholders.

10. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENT
Effective January 1, 2013, Anthony W. Muhlenkamp was named Vice President, Treasurer and Chief Compliance Officer, and Adrienne Caracciolo was named Secretary.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Muhlenkamp Fund
(a portfolio of the Wexford Trust)

We have audited the accompanying statement of assets and liabilities, of the Muhlenkamp Fund (the “Fund”), a portfolio of the Wexford Trust, including the schedules of investments and written options, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muhlenkamp Fund, a portfolio of the Wexford Trust, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2013

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
TRUSTEES AND OFFICERS (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Alfred E. Kraft 411 Saddle Ridge Drive Silverthorne, CO 80498 Age: 75	Trustee	Indefinite Term; Served as Trustee from 1998 to present	An independent management consultant from 1986 to present.	1	None

Terrence McElligott 4103 Penn Avenue Pittsburgh, PA 15224 Age: 65	Trustee	Indefinite Term; Served as Trustee from 1998 to present	President of West Penn Brush & Supply, Inc., a wholesale industrial brush sales company, from 1979 to present.	1	None

Interested Trustees and Officers:
Ronald H. Muhlenkamp Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 69	President, Trustee	Indefinite Term; Served as President and Trustee from 1987 to present	President and Director of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	1	None

Anthony Muhlenkamp Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 48	Vice President, Treasurer and Chief Compliance Officer	Indefinite Term; Served as Vice President and Treasurer from 1/1/2013 to present	Executive Vice President of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

John H. Kunkle, III Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 50	Vice President	Indefinite Term; Served as Vice President from 2000 to present	Portfolio analyst with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

Adrienne Caracciolo Muhlenkamp & Company, Inc. 5000 Stonewood Drive, Suite 300 Wexford, PA 15090 Age: 35	Secretary	Indefinite Term; Served as Secretary from 1/1/2013 to present	Senior Operations Specialist with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 2000 to present.	N/A	None

Additional information about the Fund’s trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-860-3863.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2012

1. BROKER COMMISSIONS
Some people have asked how much the Muhlenkamp Fund pays in commissions: For the year ended December 31, 2012, the Fund paid $305,166 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal four cents (4¢) per Fund share and would have increased the operating expense ratio from 1.26% to 1.32%.

2. QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ended December 31, 2012 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3. CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ended December 31, 2012 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4. SHORT-TERM CAPITAL GAIN
For the period ended December 31, 2012, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 58.46%.

5. INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

MUHLENKAMP FUND
(A Portfolio of the Wexford Trust)
ADDITIONAL INFORMATION (Unaudited) (Continued)
Year Ended December 31, 2012

6. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Advocacy at 1-202 551-8090.

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WEXFORD TRUST MUHLENKAMP FUND

PRIVACY POLICY

We collect the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide our products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. The Adviser and the Fund have adopted policies and procedures designed to maintain the confidentiality and protect the security of your non-public personal information and compliance with applicable laws.

In the event that you hold shares of the Muhlenkamp Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were N/A.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	19,000	19,000
Audit-Related Fees	—	—
Tax Fees	3,000	3,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wexford Trust

By (Signature and Title)* /s/ Ronald H. Muhlenkamp
   Ronald H. Muhlenkamp, President

Date  3/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Ronald H. Muhlenkamp
   Ronald H. Muhlenkamp, President

Date  3/4/13

By (Signature and Title)* /s/ Anthony Muhlenkamp
   Anthony Muhlenkamp, Treasurer

Date  3/4/13

* Print the name and title of each signing officer under his or her signature.